UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2003

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                    51-0068479
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
                    (Registrant's telephone number, including
                                   area code)


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ITEM 7.  Financial Statements and Exhibits.

            ( c ) Exhibits.

                  (99.1) The Registrant's Press Release dated February 23, 2003.

ITEM 9.  Regulation FD Disclosure.

     Atlanta-based Orkin Pest Control was recognized by Training magazine as part of its prestigious Top 100 list, which was announced at Training's annual awards banquet tonight.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  February 28, 2003         By:  /s/ Gary W. Rollins
                                      ------------------------------------------
                                      Gary W. Rollins
                                      Chief Executive Officer, President
                                      and Chief Operating Officer





Date:  February 28, 2003         By:  /s/ Harry J. Cynkus
                                      ------------------------------------------
                                      Harry J. Cynkus
                                      Chief Financial Officer and Treasurer